Harbor ETF Trust

Supplement to Prospectus dated April 6, 2023
Harbor Small Cap Explorer ETF
Important Notice Regarding Change in Investment Policy
June 6, 2023
Effective August 16, 2023 (the “Effective Date”), the 80% investment policy of Harbor Small Cap Explorer ETF will be revised as follows.
Current 80% Policy: Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small cap companies. The Fund defines small cap companies as those having a market capitalization in the range of the Russell 2500® Index, excluding its largest 250 companies, at the time the Fund purchases the security.
Revised 80% Policy: Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small cap companies. The Fund defines small cap companies as those having a market capitalization, at the time of purchase, within the range of the Russell 2000® Index, provided that for the purposes of this definition, the upper end of that range will be the higher of: (i) the largest market capitalization of the current Index or (ii) the average of the largest month-end capitalizations over the trailing 12 months.
Discussion of Change: Under the Revised 80% Policy, as under the Current 80% Policy, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of small cap companies. However, the definition of “small cap companies” under the Current 80% Policy and Revised 80% Policy differs. Under the Current 80% Policy, the Fund defines small cap companies as those having a market capitalization in the range of the Russell 2500® Index, excluding its largest 250 companies, at the time the Fund purchases the security. As of April 30, 2023, that range was $3.4 million to $6.3 billion, but it is expected to change frequently. Under the Revised 80% Policy, the Fund will define small cap companies as those having a market capitalization, at the time of purchase, within the range of the Russell 2000® Index, provided that for the purposes of this definition, the upper end of that range will be the higher of: (i) the largest market capitalization of the current Russell 2000® Index or (ii) the average of the largest month-end capitalizations over the trailing 12 months. As of April 30, 2023, the range of the Russell 2000® Index was $3.4 million to $10.6 billion and the trailing 12-month average of the largest month-end capitalizations was $9.9 billion. Accordingly, as of April 30, 2023, the upper end of the range used for purposes of the small cap company definition under the Revised 80% Policy would be $10.6 billion.
Investors Should Retain This Supplement For Future Reference
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